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                                  Exhibit 10.2
                                  ------------
                              TERMINATION AGREEMENT



                  TERMINATION AGREEMENT, dated as of March 20, 1998 (this "Termination Agreement"), among Retailer Funding Corporation, a Delaware corporation ("RFC"), General Electric Capital Corporation, a New York corporation ("GECC"), Bankers Trust Company, a New York corporation ("BTCo"), PaineWebber Incorporated, as successor to Kidder, Peabody & Co. Incorporated, a Delaware corporation ("Kidder"), Lehman Commercial Paper, Inc., a Delaware corporation ("Lehman"), Keyboard Acceptance Corporation, a Delaware corporation ("KAC") (formerly known as BPO Finance Corporation ("BPO")), Conn Credit Corporation, a Texas corporation ("Conn") (all together as the "Parties").

                  WHEREAS, RFC and GECC entered into the Liquidity Agreement dated as of October 1, 1990 and amended by the First Amendment dated as of February 15, 1994 and the Second Amendment dated as of November 1, 1996 (as amended, the "Baldwin Liquidity Agreement");

                  WHEREAS, RFC and GECC entered into the Liquidity Agreement dated as of June 1, 1993 (the "Conn Liquidity Agreement");

                  WHEREAS, RFC and GECC entered into the Security Agreement dated as of June 28, 1988 and amended by the First Amendment dated as of February 15, 1994 (as amended, the "Security Agreement");

                  WHEREAS, RFC and BTCo entered into, and GECC consented to, the Depositary Agreement dated as of June 28, 1988 (the "Depositary Agreement");

                  WHEREAS, GECC, Kidder and BPO entered into the Indemnification Agreement dated as of October 1, 1990 (the "BPO-Kidder Indemnification Agreement");

                  WHEREAS, GECC, Kidder and Conn entered into the Indemnification Agreement dated as of June 1, 1993 (the "Kidder-Conn Indemnification Agreement");

                  WHEREAS, GECC, Lehman and Keyboard entered into the Indemnification Agreement dated as of December 1, 1994 (the "Lehman-Keyboard Indemnification Agreement");

                  WHEREAS, GECC, Lehman and Conn entered into the Indemnification Agreement dated as of December 1, 1994 (the "Lehman-Conn Indemnification Agreement");

                  WHEREAS, RFC and Lehman entered into the Commercial Paper Dealer Agreement dated as of December 9, 1994 (the "Lehman Commercial Paper Dealer Agreement");

                  WHEREAS, RFC and Kidder entered into the Commercial Paper Dealer Agreement dated as of June 28, 1988 (the "Kidder Commercial Paper Dealer Agreement" and together with the Baldwin Liquidity Agreement, the Conn Liquidity Agreement, the Security


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Agreement, the Depositary Agreement, the BPO-Kidder Indemnification Agreement,
the Kidder-Conn Indemnification Agreement, the Lehman-Keyboard Indemnification Agreement, the Lehman-Conn Indemnification Agreement and the Lehman Commercial Paper Dealer Agreement, the "Agreements");

                  NOW, THEREFORE, each of the Parties hereto agrees that, as of the date hereof, each of the Agreements to which it is a party, is hereby terminated and, except as expressly provided in each of the Agreements, is of no further force or effect.

                  IN WITNESS WHEREOF, each of the Parties hereto has caused a counterpart of this Termination Agreement to be duly executed as of the date first above written.





                           RETAILER FUNDING CORPORATION



                           By:      /s/ William J. Mayer
                                    --------------------------------
                              Name: William J. Mayer
                              Title:  Assistant Secretary



                           GENERAL ELECTRIC CAPITAL CORPORATION



                           By:      /s/ Steven Kluger
                                    --------------------------------
                              Name: Steven Kluger
                              Title:   Vice President



                           BANKERS TRUST COMPANY



                           By:      /s/ Julianne Marledge
                                    --------------------------------
                              Name: Julianne Marledge
                              Title:   Principal

                                       -2-


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                           PAINEWEBBER INCORPORATED



                           By:      /s/ Karen A. Rockey
                                    --------------------------------
                              Name: Karen A. Rockey
                              Title:   Corporate Vice President



                           LEHMAN COMMERCIAL PAPER, INC.



                           By:      /s/ Wendy Mangiaracina
                                    --------------------------------
                              Name: Wendy Mangiaracina
                              Title:   Vice President



                           KEYBOARD ACCEPTANCE CORPORATION



                           By:      /s/ Perry H. Schwartz
                                    --------------------------------
                              Name: Perry H. Schwartz
                              Title:   Executive Vice President and Chief
                              Financial Officer



                           CONN CREDIT CORPORATION



                           By:      /s/ David R. Atnip
                                    --------------------------------
                              Name: David R. Atnip
                              Title:   Secretary/Treasurer

                                       -3-